Magnus International – Preliminary Soil Geochemistry Results from Huidong

March 4, 2005

Introduction and Background

Public domain information from the Boka Au system of Southwestern Resources provides a template of information that is useful in the design and interpretation of exploration geochemistry surveys in the steep terrain landscape of the Huidong Concession belonging to Magnus Resources. Specifically, it has been recognized that prior to surface disturbance by artisan miners in 2000, soil geochemical anomaly features were not particularly extensive. Figure 1 shows the surface expression in soil geochemistry of the Au mineralization systems at Boka.


Boka 11
Boka 1
Boka 7
2
Kilometers
Legend
Boka_Au_in_soil
Boka_Au_Zones

Figure 1: contours of 20 parts per billion Au in soil relative to known Au mineralization at the Boka 1, Boka 7, and Boka 11 areas.(prior to surface disturbance by artisan miners)

Despite the steep terrain at Boka, soil gold anomaly features are not significantly larger than the outlines Au mineralization systems. Using Boka 1 as an example, a typical soil geochemistry anomaly feature associated with Au mineralization is 1 kilometer long x 400 meters wide.

LandSat satellite imagery from the Boka – Huidong district indicates that incised valleys and topographic breaks align in NS and NNW orientations to the north of the Boka mineralization. Incised, linear drainage systems and straight reaches of the Jinsa River visible in Figure 2 provide evidence of regional fault structures that intersect locations of Au mineralization at Boka. These interpreted fault structures extend into the Huidong concession, displayed as the rectangular outline in Figure 2.


Boka 11
Boka 1
Boka 7
Legend
Boka_Au_in_soil
N
5
Kilometers

Figure 2: LandSat image showing Boka area, soil geochemistry outlines at 20 ppb Au, the Huidong concession boundary, and regional fault zone structural features apparent in the district.

Geochemical soil surveys

Two parallel soil geochemistry sampling surveys have been completed at the Huidong concession since November, 2004. A preliminary survey was completed at a line spacing of 750 meters and a sample spacing of 100 meters along both NS and EW survey lines. A layout of the survey sampling design is displayed in Figure 3.


Boka 11
Boka 1
Boka 7
5
Kilometers
Legend
Boka_Au_in_soil
Boka_Au_Zones
Locs_LoDen_soils

Figure 3: Huidong "low density" soil survey layout at 750m x 100m

A total of 2326 sites were sampled in the low density survey. Duplicate samples were collected systematically throughout the sampled area. Samples were prepared at the YPCL laboratory in Kunming where standards and blanks were inserted into the pulp numbering system sequence. Original soils, field duplicates, standards and blanks then were all shipped to Acme Analytical Laboratories in Vancouver for analysis of 30 gram soil aliquots for Au plus 35 trace elements.

The “high density” soil sampling layout is shown in Figure 4. North – south sampling soil sampling lines were completed across the entire Huidong property. The program sampled 7282 soil sites, and duplicate samples were systematically collected as part of the survey protocol. Analysis of these soils for Au, Cu, As, Hg, and Ag is underway and is being completed at the modern Yunnan Province Central Laboratory in Kunming.

As of March 4, 2005, 1069 selected infill soils have been analyzed covering approximately the western 1/3 of the Huidong Concession.


5
Kilometers
Boka 11
Boka 1
Boka 7
Legend
Boka_Au_in_soil
Locs_LoDen_soils
Hi_Den_loc

Figure 4: Huidong “high density” soil survey layout at 250m x 50m

Quality Control and Information Integrity

Field duplicates, blanks, and standards all were numbered with routine sample numbers and submitted "blind" to Acme Analytical Laboratories for systematic analysis of low level Au and 35 trace elements. An internal laboratory materials standard also was systematically analyzed for Au and 35 trace elements throughout the survey sequence of samples. In addition, prepared pulps splits were routinely and systematically separated from original pulps and analyzed for Au plus 35 elements as replicate control samples.

The greatest source of statistical error associated with exploration geochemistry surveys is sampling error, and the sampling error of the low density survey is indicated by scatterplots of original versus duplicate samples. Analysis and plotting of fifty duplicate pairs of composite soils demonstrates that statistical error associated with composite soil sampling is low and well within acceptable tolerance limits.

Blind standards and blanks, laboratory standards, and laboratory replicates all demonstrated very good analytical quality and high information integrity associated with Au and multi-element results from the geochemical survey.

Preliminary Geochemical Survey Results

Soil analysis results from the low density survey were compiled and treated statistically to identify numerical distributions of element concentrations and groupings or clusters of element combinations that could be associated with rock types, rock alteration features associated with mineralization, and Au mineralization itself. Analysis of samples from the high density survey is not yet completed although results are being communicated regularly from the Kunming YPCL laboratory.

Details of the data analysis, results from factor analysis, and displays of more detailed findings are in the process of being generated.

With results in hand from the low density survey, additional evidence for the regional fault zones interpreted from LandSat imagery is available. A strong multi-element statistical factor containing Cr-V-Ti-K-Na explains the most variance in the soil geochemistry data and appears to correspond to a distinct rock unit near the eastern edge of the Huidong concession. A very distinctive feature of this feature is a sharp, linear western edge which is interpreted as a fault contact between different rock formations. The sharp western edge of this feature corresponds closely with the interpreted LandSat fault structure extending north from Boka, and is represented by contoured Cr in soil in Figure 5.



Boka 11
Boka 1
Boka 7
Legend
Boka_Au_in_soil
Structure_NNW
Locs_LoDen_soils
N
5
Kilometers

Figure 5: Contoured Cr in soil – Huidong concession

Gold concentrations in soil are displayed in Figure 6, which represents a combination of the 750m x 100m low density soil Au data and available Au soil analyses from the high density 250m x 100m survey. Strong, coherent soil Au anomalies are found in at least 4 large clusters at Huidong, and are apparent even at the relatively open sample line spacing of 750 meters. Gold concentrations up to 849 ppb Au were identified in the low density survey. All colored proportional symbols in Figure 6 represent soil Au concentrations greater than 10 ppb Au. It is apparent from the figure that large areas of anomalous Au occur in soils on the Huidong concession.


5
Kilometers
Legend
Structure_NNW
Boka_Au_Zones
LL_Concession
AU_PPB
0 - 4
5 - 10
11 - 20
21 - 40
41 - 100
101 - 849
Boka 11
Boka 1

Figure 6: Huidong concession ppb Au in soil based on results from the complete 750m x 100m survey and available results as of March 4, 2005 from the 250m x 50m survey.

Strong trace element support for alteration systems associated with soil Au anomaly features is provided by elevated soil As concentrations spatially associated with high Au in soils. Figure 7 displays proportional symbol Au concentrations superimposed on color contoured As in soil.



5
Kilometers
Legend
Structure_NNW
Boka_Au_Zones
LL_Concession
AU_PPB
0 - 4
5 - 10
11 - 20
21 - 40
41 - 100
101 - 849
Boka 11
Boka 1

Figure 7: Huidong concession ppb Au proportional symbols superposed on contoured As in soil.

Open soil Au anomaly features intersect the edges of the Huidong concession boundary. Applications for concession areas covering these open anomalies are in progress.


Legend
Structure_NNW
Boka_Au_Zones
LL_Concession
AU_PPB
0 - 4
5 - 10
11 - 20
21 - 40
41 - 100
101 - 849
5
Kilometers
Boka 11
Boka 1
Boka 7

Figure 8: Huidong concession ppb Au in soil and concession areas with applications in progress.

Conclusions

The two parallel regional soil geochemistry surveys completed at the Huidong concession display a high standard of quality and integrity in the sampling, sample preparation, and analysis aspects of the program. The survey results should be considered robust and repeatable.

Gold results indicate large areas of elevated gold concentrations in soils at concentration levels that compare very favorable with the known soil Au concentrations associated with Au mineralization at Boca. The soil Au anomalies at Huidong are spatially associated with elevated concentrations of As and Bi, elements known to occur with Au in mineralized rock at the Boca Au system

Large soil Au anomaly features evident in the low density soil survey are becoming better defined as Au analysis results from the high density survey become available.